UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2005
(Date of earliest event reported)

BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12162 (Commission File Number)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan (Address of principal executive offices)		48326 (Zip Code)

(248) 754-9200
(Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On July 28, 2005, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company's second quarter results. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is included with this report:

 Exhibit 99.1 Press Release dated July 28, 2005.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BORGWARNER INC. By: /s/ Vincent M. Lichtenberger Vincent M. Lichtenberger Assistant Secretary

 Date: July 28, 2005